                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ John R. Walter
                                          -------------------------------------
                                          John R. Walter

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ William L. White
                                          -------------------------------------
                                          William L. White

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Martha Layne Collins
                                          -------------------------------------
                                          Martha Layne Collins

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ James R. Donnelley
                                          -------------------------------------
                                          James R. Donnelley

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Charles C. Haffner III
                                          -------------------------------------
                                          Charles C. Haffner III

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Robert A. Hanson
                                          -------------------------------------
                                          Robert A. Hanson

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Thomas S. Johnson
                                          -------------------------------------
                                          Thomas S. Johnson

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Richard M. Morrow
                                          -------------------------------------
                                          Richard M. Morrow

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ John M. Richman
                                          -------------------------------------
                                          John M. Richman

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ William D. Sanders
                                          -------------------------------------
                                          William D. Sanders

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Jerre L. Stead
                                          -------------------------------------
                                          Jerre L. Stead

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ Bide L. Thomas
                                          -------------------------------------
                                          Bide L. Thomas

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Frank R. Jarc and David C. Hart, and each of them with full power to act without the other, his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and Preferred Stock Purchase Rights and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact may do or cause to be done by virtue of these presents.

Dated: March 24, 1994

                                          /s/ H. Blair White
                                          -------------------------------------
                                          H. Blair White